                                  EXHIBIT 13.1

              CERTIFICATION OF JAMES W. SUTTIE AS THE CORPORATION'S
        PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Infowave Software Inc. (the "Company") on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Suttie, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ James W. Suttie
-------------------------------------
James W. Suttie
President and Chief Executive Officer
June 1, 2006